UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2007

______________________________

KBR, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33146	20-4536774
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Jefferson Street
Suite 3400
Houston, Texas77002
(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 753-3011

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

KBR, Inc. hereby amends its Current Report on Form 8-K, dated June 28, 2007 and filed July 3, 2007 to add item 9.01 “Financial Statements and Exhibits” as follows:

ITEM 9.01.	Financial Statements and Exhibits.

(b)	Pro forma financial information

The pro forma balance sheet of KBR and its consolidated subsidiaries as of March 31, 2007, and the pro forma statements of operations for the three months then ended and for each of the years ended December 31, 2006, 2005, and 2004 reflecting the sale of DML are filed herewith as Exhibit 99.1.

(d)	Exhibits

99.1
Pro forma balance sheet of KBR and its consolidated subsidiaries as of March 31, 2007, and the pro forma statements of operations for the three months then ended and each of the years ended December 31, 2006, 2005, and 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

Date July 13, 2007	By:	/s/ Jeffrey B. King
Vice President, Public Law